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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 10, 1997
                       (Date of earliest event reported)

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                        GREEN OASIS ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in its charter)


        FLORIDA                              33-68304                                 57-0970282
(State or other jurisdiction of      (Commission file number)              (I.R.S. Employer Identification No.)
incorporation or organization)
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                         184 EAST BAY STREET, SUITE 302
                        CHARLESTON, SOUTH CAROLINA 29401
                    (Address of principal executive office)

                                 (803) 722-5771
              (Registrant's telephone number, including area code)


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Item 5.   Other Events.

          On July 10, 1997, the Registrant issued press releases reporting, respectively (1) its filing with the South Carolina Department of Health and Environmental Control, Bureau of Air Quality, the results of a stack test performed by consultants on certain of the Registrant's equipment, and (2) its termination of an agreement, previously announced on May 5, 1997, to acquire the assets of Approved Oil Services, Inc. Copies of these press releases are attached as Exhibits 99.1 and 99.2 hereto.

Item 7.   Financial Statements and Exhibits.

          (c)      Exhibits.

                   Exhibit 99.1     Press Release by Green Oasis Environmental,
                                    Inc., dated July 10, 1997.

                   Exhibit 99.2     Press Release by Green Oasis Environmental,
                                    Inc., dated July 10, 1997.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 10, 1997

                               GREEN OASIS ENVIRONMENTAL, INC.
                               -------------------------------
                                        (Registrant)

                               By:/s/ William D. Carraway
                                  ----------------------------
                                  William D. Carraway
                                  President and Chief Executive Officer
                                    (authorized to sign on behalf of Registrant)

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                                 EXHIBIT INDEX
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Exhibit                                                               Page
Number            Description                                         Number
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
99.1              Press Release dated July 10, 1997                      4

99.2              Press Release dated July 10, 1997                      5
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